Exhibit 10.1
Forms of Award Agreements
under the
Michaels Stores, Inc. 2005 Incentive Compensation Plan
Adopted August 4, 2005

Employee Stock Option Agreement: Performance Vested Award

MICHAELS STORES, INC.
STOCK OPTION AGREEMENT

Participant:

No. of Shares:

Option Price:

Date of Grant:

Expiration Date:

     Under the terms and conditions of the Michaels Stores, Inc. 2005 Incentive Compensation Plan (the “Plan”), a copy of which is attached hereto and incorporated herein by reference, Michaels Stores, Inc., a Delaware corporation (the “Company”), grants to the individual whose name is set forth above (the “Participant”) an option (the “Option”) to purchase the number of shares of the Company’s Common Stock set forth above at the price per share set forth above (the “Option Price”). Terms not defined in this Agreement have the meanings set forth in the Plan.
     The Option will be for a term commencing on the Date of Grant set forth above and ending at 5:00 p.m. Dallas, Texas time on the Expiration Date set forth above. During the term of the Option, the Option will become exercisable in accordance with the immediately following paragraph; provided, that in no event will the Participant be entitled to acquire a fraction of a share of Common Stock pursuant to the Option.
     [Insert Management Objectives to be achieved and time period in which Management Objectives are to be achieved in order for the Option (or a portion of the Option) to become vested.]
     Notwithstanding the vesting provisions and Expiration Date set forth above, [(a) ]in the event the Participant’s employment with the Company or any Subsidiary is terminated by long-term disability (as determined by the Committee in good faith) or death, the portion of the Option which is unexpired at the time of such termination of employment will automatically become 100% vested and exercisable and will expire at 5:00 p.m. Dallas, Texas time (i) one day prior to the fifth anniversary of such long-term disability or (ii) one day prior to the third anniversary of the Participant’s death[; and (b) subject to the noncompetition provisions set forth below, in the event of the Participant’s Retirement (as hereinafter defined), [insert effect of Retirement]. For purposes of this Agreement, the term “Retirement” means the Participant’s termination of employment with the Company or any Subsidiary at a time when both (A) the Participant has attained at least age 55 and (B) the sum of the Participant’s full years of employment with the Company and its Subsidiaries and the Participant’s age in whole years equals 65 or more].
     In the event the Participant’s employment with the Company or any Subsidiary is terminated for any reason other than [Retirement or ]such long-term disability or death, no further vesting of the Option will occur after the date of such termination and the Option will expire at 5:00 p.m. Dallas, Texas time on the 30th calendar day after such termination.
     Payment of the Option Price of any shares purchased under the Option will be made pursuant to any of the provisions of, and in accordance with, Section 6(c) of the Plan (or any successor provision).

     The Option may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution, pursuant to a qualified domestic relations order or, with the consent of the Committee, by gifts to family members of the Participant, including to trusts in which family members of the Participant own more than 50% of the beneficial interests, to foundations in which family members of the Participant or the Participant control the management of assets, to other entities in which more than 50% of the voting interests are owned by family members of the Participant or the Participant and to charitable organizations described in Section 170(c) of the Code.
     [The Participant acknowledges that he or she is employed by the Company or a Subsidiary in a capacity that will necessarily allow the Participant access to confidential information regarding the business of the Company and its Subsidiaries. The Participant understands that if he or she becomes engaged in the business of a competitor of the Company or any of its Subsidiaries, it will be inevitable that the Participant will use or disclose such confidential information to or for the benefit of such competitor. Therefore, the Participant agrees that for a period of two years following the date of the Participant’s Retirement, the Participant will not directly or indirectly participate, in any capacity, in the ownership, management, operation or control of, or have any financial interest in, any business which is in competition with any business conducted by the Company or any Subsidiary in the United States or Canada. In the event that the Participant violates any of the noncompetition provisions set forth above, (i) the Participant will promptly notify the Senior Vice President – Human Resources of the Company of such violation; (ii) the unexpired portion of the Option will expire immediately upon the occurrence of such violation; and (iii) in the event that the Participant has exercised or purported to exercise all or any part of the Option on or following the first date of such violation, the Participant will pay to the Company, immediately upon demand, an amount equal to the before-tax gain realized by the Participant upon such exercise(s) or purported exercise(s).]
     The Participant hereby accepts and agrees to be bound by all the terms and conditions of the Plan and this Agreement. Any amendment to the Plan will be deemed to be an amendment to this Agreement to the extent that the Plan amendment is applicable hereto; provided, however, that no amendment will adversely affect the rights of the Participant under this Agreement without the Participant’s consent. This Agreement may be executed simultaneously in multiple counterparts, each of which will be deemed an original, but all of which together constitute one and the same instrument.

ACCEPTED:	MICHAELS STORES, INC.

By:

Signature of Participant	Title:

2

Employee Stock Option Agreement: Time Vested Award

MICHAELS STORES, INC.
STOCK OPTION AGREEMENT

Participant:

No. of Shares:

Option Price:

Date of Grant:

Expiration Date:

     Under the terms and conditions of the Michaels Stores, Inc. 2005 Incentive Compensation Plan (the “Plan”), a copy of which is attached hereto and incorporated herein by reference, Michaels Stores, Inc., a Delaware corporation (the “Company”), grants to the individual whose name is set forth above (the “Participant”) an option (the “Option”) to purchase the number of shares of the Company’s Common Stock set forth above at the price per share set forth above (the “Option Price”). Terms not defined in this Agreement have the meanings set forth in the Plan.
     The Option will be for a term commencing on the Date of Grant set forth above and ending at 5:00 p.m. Dallas, Texas time on the Expiration Date set forth above. During the term of the Option, the Option will become exercisable in accordance with the following schedule (the “Vesting Schedule”):

Portion of Option Exercisable	On and After
33 1/3%	First Anniversary of Date of Grant
66 2/3%	Second Anniversary of Date of Grant
100%	Third Anniversary of Date of Grant
In no event, however, will the Participant be entitled to acquire a fraction of a share of Common Stock pursuant to the Option.
     Notwithstanding the Vesting Schedule and Expiration Date set forth above, (a) in the event the Participant’s employment with the Company or any Subsidiary is terminated by long-term disability (as determined by the Committee in good faith) or death, the portion of the Option which is unexpired at the time of such termination of employment will automatically become 100% vested and exercisable and will expire at 5:00 p.m. Dallas, Texas time (i) one day prior to the fifth anniversary of such long-term disability or (ii) one day prior to the third anniversary of the Participant’s death; and (b) subject to the noncompetition provisions set forth below, in the event of the Participant’s Retirement (as hereinafter defined), the portion of the Option which is unexpired at the time of Retirement will continue to vest and become exercisable following Retirement in accordance with the Vesting Schedule and will expire at 5:00 p.m. Dallas, Texas time on the Expiration Date set forth above. For purposes of this Agreement, the term “Retirement” means the Participant’s termination of employment with the Company or any Subsidiary at a time when both (A) the Participant has attained at least age 55 and (B) the sum of the Participant’s full years of employment with the Company and its Subsidiaries and the Participant’s age in whole years equals 65 or more.
     In the event the Participant’s employment with the Company or any Subsidiary is terminated for any reason other than Retirement or such long-term disability or death, no further vesting of the Option will occur after the date of such termination and the Option will expire at 5:00 p.m. Dallas, Texas time on the 30th calendar day after such termination.

     Payment of the Option Price of any shares purchased under the Option will be made pursuant to any of the provisions of, and in accordance with, Section 6(c) of the Plan (or any successor provision).
     The Option may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution, pursuant to a qualified domestic relations order or, with the consent of the Committee, by gifts to family members of the Participant, including to trusts in which family members of the Participant own more than 50% of the beneficial interests, to foundations in which family members of the Participant or the Participant control the management of assets, to other entities in which more than 50% of the voting interests are owned by family members of the Participant or the Participant and to charitable organizations described in Section 170(c) of the Code.
     The Participant acknowledges that he or she is employed by the Company or a Subsidiary in a capacity that will necessarily allow the Participant access to confidential information regarding the business of the Company and its Subsidiaries. The Participant understands that if he or she becomes engaged in the business of a competitor of the Company or any of its Subsidiaries, it will be inevitable that the Participant will use or disclose such confidential information to or for the benefit of such competitor. Therefore, the Participant agrees that for a period of two years following the date of the Participant’s Retirement, the Participant will not directly or indirectly participate, in any capacity, in the ownership, management, operation or control of, or have any financial interest in, any business which is in competition with any business conducted by the Company or any Subsidiary in the United States or Canada. In the event that the Participant violates any of the noncompetition provisions set forth above, (i) the Participant will promptly notify the Senior Vice President – Human Resources of the Company of such violation; (ii) the unexpired portion of the Option will expire immediately upon the occurrence of such violation; and (iii) in the event that the Participant has exercised or purported to exercise all or any part of the Option on or following the first date of such violation, the Participant will pay to the Company, immediately upon demand, an amount equal to the before-tax gain realized by the Participant upon such exercise(s) or purported exercise(s).
     The Participant hereby accepts and agrees to be bound by all the terms and conditions of the Plan and this Agreement. Any amendment to the Plan will be deemed to be an amendment to this Agreement to the extent that the Plan amendment is applicable hereto; provided, however, that no amendment will adversely affect the rights of the Participant under this Agreement without the Participant’s consent. This Agreement may be executed simultaneously in multiple counterparts, each of which will be deemed an original, but all of which together constitute one and the same instrument.

ACCEPTED:	MICHAELS STORES, INC.

By:

Signature of Participant	Title:

2

Director Stock Option Agreement

MICHAELS STORES, INC.
STOCK OPTION AGREEMENT

Participant:

No. of Shares:

Option Price:

Date of Grant:

Expiration Date:

     Under the terms and conditions of the Michaels Stores, Inc. 2005 Incentive Compensation Plan (the “Plan”), a copy of which is attached hereto and incorporated herein by reference, Michaels Stores, Inc., a Delaware corporation (the “Company”), grants to the individual whose name is set forth above (the “Participant”) an option (the “Option”) to purchase the number of shares of the Company’s Common Stock set forth above at the price per share set forth above (the “Option Price”). Terms not defined in this Agreement have the meanings set forth in the Plan.
     The Option will be for a term commencing on the Date of Grant set forth above and ending at 5:00 p.m. Dallas, Texas time on the Expiration Date set forth above. The Option is fully exercisable on and after the Date of Grant.
     Notwithstanding the Expiration Date set forth above, in the event of the Participant’s death, the Option shall automatically expire at 5:00 p.m. Dallas, Texas time one day prior to the third anniversary of the Participant’s death.
     Payment of the Option Price of any shares purchased under the Option will be made pursuant to any of the provisions of, and in accordance with, Paragraph 6(c) of the Plan (or any successor provision).
     The Option may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution, pursuant to a qualified domestic relations order or, with the consent of the Committee, by gifts to family members of the Participant, including to trusts in which family members of the Participant own more than 50% of the beneficial interests, to foundations in which family members of the Participant or the Participant control the management of assets, to other entities in which more than 50% of the voting interests are owned by family members of the Participant or the Participant and to charitable organizations described in Section 170(c) of the Code.
     The Participant hereby accepts and agrees to be bound by all the terms and conditions of the Plan and this Agreement. Any amendment to the Plan will be deemed to be an amendment to this Agreement to the extent that the Plan amendment is applicable hereto; provided, however, that no amendment will adversely affect the rights of the Participant under this Agreement without the Participant’s consent. This Agreement may be executed simultaneously in multiple counterparts, each of which will be deemed an original, but all of which together constitute one and the same instrument.

ACCEPTED:	MICHAELS STORES, INC.

By:

Signature of Participant	Title:

Restricted Stock Award Agreement: Performance Vested Award

MICHAELS STORES, INC.
RESTRICTED STOCK AWARD AGREEMENT

Participant:

No. of Restricted Shares:

Date of Grant:

     Under the terms and conditions of the Michaels Stores, Inc. 2005 Incentive Compensation Plan (the “Plan”), a copy of which is attached hereto and incorporated herein by reference, Michaels Stores, Inc., a Delaware corporation (the “Company”), grants to the individual whose name is set forth above (the “Participant”) the number of restricted shares of the Company’s Common Stock set forth above (the “Restricted Shares”). Terms not defined in this Agreement have the meanings set forth in the Plan.
     The Restricted Shares may not be transferred, sold, pledged, exchanged, assigned or otherwise encumbered or disposed of by the Participant, except to the Company, until they become vested in accordance with the immediately following paragraph. Except as hereinafter provided, any purported transfer, encumbrance or other disposition of the Restricted Shares before they become vested will be null and void, and the other party to any such purported transaction will not obtain any rights to or interest in the Restricted Shares. Notwithstanding the foregoing, the Participant may transfer the Restricted Shares, prior to the time they become vested, pursuant to a qualified domestic relations order or, with the consent of the Committee, by gifts to family members of the Participant, including to trusts in which family members of the Participant own more than 50% of the beneficial interests, to foundations in which family members of the Participant or the Participant control the management of assets, to other entities in which more than 50% of the voting interests are owned by family members of the Participant or the Participant and to charitable organizations described in Section 170(c) of the Code; provided, however, that the Restricted Shares will remain unvested and subject to forfeiture in the hands of any transferee until they vest pursuant to the terms of this Agreement in the same manner as if the Restricted Shares continued to be held by the Participant.
     [Insert Management Objectives to be achieved and time period in which Management Objectives are to be achieved in order for the Restricted Shares (or a portion of the Restricted Shares) to become vested.]
     Notwithstanding the vesting provisions set forth above, [(a) ]in the event the Participant’s employment with the Company or any Subsidiary is terminated by long-term disability (as determined by the Committee in good faith) or death, the unvested Restricted Shares at the time of such termination of employment will automatically become 100% vested[, and (b) subject to the noncompetition provisions set forth below, in the event of the Participant’s Retirement (as hereinafter defined), [insert effect of Retirement]. For purposes of this Agreement, the term “Retirement” means the Participant’s termination of employment with the Company or any Subsidiary at a time when both (A) the Participant has attained at least age 55 and (B) the sum of the Participant’s full years of employment with the Company and its Subsidiaries and the Participant’s age in whole years equals 65 or more].
     In the event the Participant’s employment with the Company or any Subsidiary is terminated for any reason other than [Retirement or ]such long-term disability or death, the unvested Restricted Shares will be forfeited immediately upon such termination, and the certificates (if any) representing the unvested Restricted Shares will be canceled.
     Except as otherwise provided herein, the Participant will have all of the rights of a stockholder with respect to the Restricted Shares, including the right to vote such shares and receive any dividends that may be paid thereon; provided, however, that any additional shares of Common Stock or other securities that the Participant may become entitled to receive pursuant to a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, separation or reorganization or any other change in the capital structure of the Company will be subject to the same restrictions as the Restricted Shares.
     Any certificates representing the Restricted Shares will be held in custody by the Treasurer of the Company, together with a stock power endorsed in blank by the Participant with respect thereto, until the Restricted Shares vest in accordance with this Agreement. In order for this Agreement to be effective, the Participant must sign and return such stock power to the attention of the Treasurer of the Company.
     [The Participant acknowledges that he or she is employed by the Company or a Subsidiary in a capacity that will necessarily allow the Participant access to confidential information regarding the business of the Company and its Subsidiaries. The Participant understands that if he or she becomes engaged in the business of a competitor of the Company or any of its Subsidiaries, it will be inevitable that the Participant will use or disclose such confidential information to or for the benefit of such competitor. Therefore, the Participant agrees that for a period of two years following the date of the Participant’s Retirement, the Participant will not directly or indirectly participate, in any capacity, in the ownership, management, operation or control of, or have any financial interest in, any business which is in competition with any business conducted by the Company or any Subsidiary in the United States or Canada. In the event that the Participant violates any of the noncompetition provisions set forth above, (i) the Participant will promptly notify the Senior Vice President — Human Resources of the Company of such violation; (ii) the unvested Restricted Shares will be forfeited immediately upon the occurrence of such violation, and the certificates (if any) representing the unvested Restricted Shares will be canceled; and (iii) if any of the Restricted Shares that were unvested on the first date of such violation were delivered to the Participant or were otherwise treated as vested after such date, the Participant will pay to the Company, immediately upon demand, an amount equal to the aggregate Market Value per Share of the Restricted Shares that were so delivered or otherwise treated as vested, such aggregate Market Value per Share to be determined as of the first date of such violation.]
     The Participant hereby accepts and agrees to be bound by all the terms and conditions of the Plan and this Agreement. Any amendment to the Plan will be deemed to be an amendment to this Agreement to the extent that the Plan amendment is applicable hereto; provided, however, that no amendment will adversely affect the rights of the Participant under this Agreement without the Participant’s consent. This Agreement may be executed simultaneously in multiple counterparts, each of which will be deemed an original, but all of which together constitute one and the same instrument.

ACCEPTED:	MICHAELS STORES, INC.

By:

Signature of Participant	Title:

2

Restricted Stock Award Agreement: Time Vested Award

MICHAELS STORES, INC.
RESTRICTED STOCK AWARD AGREEMENT

Participant:

No. of Restricted Shares:

Date of Grant:

     Under the terms and conditions of the Michaels Stores, Inc. 2005 Incentive Compensation Plan (the “Plan”), a copy of which is attached hereto and incorporated herein by reference, Michaels Stores, Inc., a Delaware corporation (the “Company”), grants to the individual whose name is set forth above (the “Participant”) the number of restricted shares of the Company’s Common Stock set forth above (the “Restricted Shares”). Terms not defined in this Agreement have the meanings set forth in the Plan.
     The Restricted Shares may not be transferred, sold, pledged, exchanged, assigned or otherwise encumbered or disposed of by the Participant, except to the Company, until they become vested in accordance with the schedule set forth below (the “Vesting Schedule”). Except as hereinafter provided, any purported transfer, encumbrance or other disposition of the Restricted Shares before they become vested will be null and void, and the other party to any such purported transaction will not obtain any rights to or interest in the Restricted Shares. Notwithstanding the foregoing, the Participant may transfer the Restricted Shares, prior to the time they become vested, pursuant to a qualified domestic relations order or, with the consent of the Committee, by gifts to family members of the Participant, including to trusts in which family members of the Participant own more than 50% of the beneficial interests, to foundations in which family members of the Participant or the Participant control the management of assets, to other entities in which more than 50% of the voting interests are owned by family members of the Participant or the Participant and to charitable organizations described in Section 170(c) of the Code; provided, however, that the Restricted Shares will remain unvested and subject to forfeiture in the hands of any transferee until they vest pursuant to the terms of this Agreement in the same manner as if the Restricted Shares continued to be held by the Participant.

No. of Vested Shares	On and After
(1/3)	First Anniversary of Date of Grant
(1/3)	Second Anniversary of Date of Grant
(1/3)	Third Anniversary of Date of Grant
     Notwithstanding the Vesting Schedule set forth above, (a) in the event the Participant’s employment with the Company or any Subsidiary is terminated by long-term disability (as determined by the Committee in good faith) or death, the unvested Restricted Shares at the time of such termination of employment will automatically become 100% vested, and (b) subject to the noncompetition provisions set forth below, in the event of the Participant’s Retirement (as hereinafter defined), the unvested Restricted Shares at the time of Retirement will continue to vest following Retirement in accordance with the Vesting Schedule. For purposes of this Agreement, the term “Retirement” means the Participant’s termination of employment with the Company or any Subsidiary at a time when both (A) the Participant has attained at least age 55 and (B) the sum of the Participant’s full years of employment with the Company and its Subsidiaries and the Participant’s age in whole years equals 65 or more.

     In the event the Participant’s employment with the Company or any Subsidiary is terminated for any reason other than Retirement or such long-term disability or death, the unvested Restricted Shares will be forfeited immediately upon such termination, and the certificates (if any) representing the unvested Restricted Shares will be canceled.
     Except as otherwise provided herein, the Participant will have all of the rights of a stockholder with respect to the Restricted Shares, including the right to vote such shares and receive any dividends that may be paid thereon; provided, however, that any additional shares of Common Stock or other securities that the Participant may become entitled to receive pursuant to a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, separation or reorganization or any other change in the capital structure of the Company will be subject to the same restrictions as the Restricted Shares.
     Any certificates representing the Restricted Shares will be held in custody by the Treasurer of the Company, together with a stock power endorsed in blank by the Participant with respect thereto, until the Restricted Shares vest in accordance with this Agreement. In order for this Agreement to be effective, the Participant must sign and return such stock power to the attention of the Treasurer of the Company.
     The Participant acknowledges that he or she is employed by the Company or a Subsidiary in a capacity that will necessarily allow the Participant access to confidential information regarding the business of the Company and its Subsidiaries. The Participant understands that if he or she becomes engaged in the business of a competitor of the Company or any of its Subsidiaries, it will be inevitable that the Participant will use or disclose such confidential information to or for the benefit of such competitor. Therefore, the Participant agrees that for a period of two years following the date of the Participant’s Retirement, the Participant will not directly or indirectly participate, in any capacity, in the ownership, management, operation or control of, or have any financial interest in, any business which is in competition with any business conducted by the Company or any Subsidiary in the United States or Canada. In the event that the Participant violates any of the noncompetition provisions set forth above, (i) the Participant will promptly notify the Senior Vice President — Human Resources of the Company of such violation; (ii) the unvested Restricted Shares will be forfeited immediately upon the occurrence of such violation, and the certificates (if any) representing the unvested Restricted Shares will be canceled; and (iii) if any of the Restricted Shares that were unvested on the first date of such violation were delivered to the Participant or were otherwise treated as vested after such date, the Participant will pay to the Company, immediately upon demand, an amount equal to the aggregate Market Value per Share of the Restricted Shares that were so delivered or otherwise treated as vested, such aggregate Market Value per Share to be determined as of the first date of such violation.
     The Participant hereby accepts and agrees to be bound by all the terms and conditions of the Plan and this Agreement. Any amendment to the Plan will be deemed to be an amendment to this Agreement to the extent that the Plan amendment is applicable hereto; provided, however, that no amendment will adversely affect the rights of the Participant under this Agreement without the Participant’s consent. This Agreement may be executed simultaneously in multiple counterparts, each of which will be deemed an original, but all of which together constitute one and the same instrument.

ACCEPTED:	MICHAELS STORES, INC.

By:

Signature of Participant	Title:

2

Appreciation Rights Agreement: Performance Vested Award

MICHAELS STORES, INC.
APPRECIATION RIGHTS AGREEMENT

Participant:

No. of Shares:

Grant Price:

Date of Grant:

Expiration Date:

     Under the terms and conditions of the Michaels Stores, Inc. 2005 Incentive Compensation Plan (the “Plan”), a copy of which is attached hereto and incorporated herein by reference, Michaels Stores, Inc., a Delaware corporation (the “Company”), grants to the individual whose name is set forth above (the “Participant”) appreciation rights (the “Appreciation Rights”) with respect to the number of shares of the Company’s Common Stock set forth above. The Appreciation Rights are freestanding Appreciation Rights and are not granted in tandem with Stock Options. Terms not defined in this Agreement have the meanings set forth in the Plan.
     The number of shares of Common Stock to be issued to the Participant on the exercise of the Appreciation Rights will be the number of shares of Common Stock having an aggregate Market Value per Share on the date of exercise equal to ___% of the aggregate Spread of the Appreciation Rights that are exercised, rounded down to the nearest whole share[, provided, however, that the maximum Spread per share of Common Stock may not exceed $___]. No Appreciation Rights may be exercised except at a time when the Spread is positive.
     The term of the Appreciation Rights will commence upon the Date of Grant and, unless earlier terminated in accordance with the provisions below, will expire at 5:00 p.m. Dallas, Texas time on the Expiration Date set forth above. During the term of the Appreciation Rights, the Appreciation Rights will become vested and may be exercised in accordance with the immediately following paragraph.
     [Insert Management Objectives to be achieved and time period in which Management Objectives are to be achieved in order for the Appreciation Rights (or a portion of the Appreciation Rights) to become vested.]
     Notwithstanding the vesting provisions and Expiration Date set forth above, [(a) ]in the event the Participant’s employment with the Company or any Subsidiary is terminated by long-term disability (as determined by the Committee in good faith) or death, the portion of the Appreciation Rights which is unexpired at the time of such termination of employment will automatically become 100% vested and exercisable and will expire at 5:00 p.m. Dallas, Texas time (i) one day prior to the fifth anniversary of such long-term disability or (ii) one day prior to the third anniversary of death[; and (b) subject to the noncompetition provisions set forth below, in the event of the Participant’s Retirement (as hereinafter defined), [insert effect of Retirement]. For purposes of this Agreement, the term “Retirement” means the Participant’s termination of employment with the Company or any Subsidiary at a time when both (A) the Participant has attained at least age 55 and (B) the sum of the Participant’s full years of employment with the Company and its Subsidiaries and the Participant’s age in whole years equals 65 or more].
     In the event the Participant’s employment with the Company or any Subsidiary is terminated for any reason other than [Retirement or ]such long-term disability or death, no further vesting of the Appreciation Rights will occur after the date of such termination and the Appreciation Rights will expire at 5:00 p.m. Dallas, Texas time on the 30th calendar day after such termination.

     The Appreciation Rights granted hereby may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution, pursuant to a qualified domestic relations order or, with the consent of the Committee, by gifts to family members of the Participant, including to trusts in which family members of the Participant own more than 50% of the beneficial interests, to foundations in which family members of the Participant or the Participant control the management of assets, to other entities in which more than 50% of the voting interests are owned by family members of the Participant or the Participant and to charitable organizations described in Section 170(c) of the Code.
     [The Participant acknowledges that he or she is employed by the Company or a Subsidiary in a capacity that will necessarily allow the Participant access to confidential information regarding the business of the Company and its Subsidiaries. The Participant understands that if he or she becomes engaged in the business of a competitor of the Company or any of its Subsidiaries, it will be inevitable that the Participant will use or disclose such confidential information to or for the benefit of such competitor. Therefore, the Participant agrees that for a period of two years following the date of the Participant’s Retirement, the Participant will not directly or indirectly participate, in any capacity, in the ownership, management, operation or control of, or have any financial interest in, any business which is in competition with any business conducted by the Company or any Subsidiary in the United States or Canada. In the event that the Participant violates any of the noncompetition provisions set forth above, (i) the Participant will promptly notify the Senior Vice President — Human Resources of the Company of such violation; (ii) the unexpired portion of the Appreciation Rights will expire immediately upon the occurrence of such violation; and (iii) in the event that the Participant has exercised or purported to exercise all or any part of the Appreciation Rights on or following the first date of such violation, the Participant will pay to the Company, immediately upon demand, an amount equal to the before-tax gain realized by the Participant upon such exercise(s) or purported exercise(s).]
     The Participant hereby accepts and agrees to be bound by all the terms and conditions of the Plan and this Agreement. Any amendment to the Plan will be deemed to be an amendment to this Agreement to the extent that the Plan amendment is applicable hereto; provided, however, that no amendment will adversely affect the rights of the Participant under this Agreement without the Participant’s consent. This Agreement may be executed simultaneously in multiple counterparts, each of which will be deemed an original, but all of which together constitute one and the same instrument.

ACCEPTED:	MICHAELS STORES, INC.

By:

Signature of Participant	Title:

2

Appreciation Rights Agreement: Time Vested Award

MICHAELS STORES, INC.
APPRECIATION RIGHTS AGREEMENT

Participant:

No. of Shares:

Grant Price:

Date of Grant:

Expiration Date:

     Under the terms and conditions of the Michaels Stores, Inc. 2005 Incentive Compensation Plan (the “Plan”), a copy of which is attached hereto and incorporated herein by reference, Michaels Stores, Inc., a Delaware corporation (the “Company”), grants to the individual whose name is set forth above (the “Participant”) appreciation rights (the “Appreciation Rights”) with respect to the number of shares of the Company’s Common Stock set forth above. The Appreciation Rights are freestanding Appreciation Rights and are not granted in tandem with Stock Options. Terms not defined in this Agreement have the meanings set forth in the Plan.
     The number of shares of Common Stock to be issued to the Participant on the exercise of the Appreciation Rights will be the number of shares of Common Stock having an aggregate Market Value per Share on the date of exercise equal to ___% of the aggregate Spread of the Appreciation Rights that are exercised, rounded down to the nearest whole share[, provided, however, that the maximum Spread per share of Common Stock may not exceed $___]. No Appreciation Rights may be exercised except at a time when the Spread is positive.
     The term of the Appreciation Rights will commence upon the Date of Grant and, unless earlier terminated in accordance with the provisions below, will expire at 5:00 p.m. Dallas, Texas time on the Expiration Date set forth above. During the term of the Appreciation Rights, the Appreciation Rights will become vested and may be exercised in accordance with the following schedule (the “Vesting Schedule”):

Portion of Appreciation Rights Exercisable	On or After
33 1/3%	First Anniversary of Date of Grant
66 2/3%	Second Anniversary of Date of Grant
100%	Third Anniversary of Date of Grant
     Notwithstanding the Vesting Schedule and Expiration Date set forth above, (a) in the event the Participant’s employment with the Company or any Subsidiary is terminated by long-term disability (as determined by the Committee in good faith) or death, the portion of the Appreciation Rights which is unexpired at the time of such termination of employment will automatically become 100% vested and exercisable and will expire at 5:00 p.m. Dallas, Texas time (i) one day prior to the fifth anniversary of such long-term disability or (ii) one day prior to the third anniversary of the Participant’s death; and (b) subject to the noncompetition provisions set forth below, in the event of the Participant’s Retirement (as hereinafter defined), the portion of the Appreciation Rights which is unexpired at the time of Retirement will continue to vest and become exercisable following Retirement in accordance with the Vesting Schedule and will expire at 5:00 p.m. Dallas, Texas time on the Expiration Date set forth above. For purposes of this Agreement, the term “Retirement” means the Participant’s termination of employment with the Company or any Subsidiary at a time when both (A) the Participant has attained at least age 55 and (B) the sum of the Participant’s full years of employment with the Company and its Subsidiaries and the Participant’s age in whole years equals 65 or more.

     In the event the Participant’s employment with the Company or any Subsidiary is terminated for any reason other than Retirement or such long-term disability or death, no further vesting of the Appreciation Rights will occur after the date of such termination and the Appreciation Rights will expire at 5:00 p.m. Dallas, Texas time on the 30th calendar day after such termination.
     The Appreciation Rights granted hereby may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution, pursuant to a qualified domestic relations order or, with the consent of the Committee, by gifts to family members of the Participant, including to trusts in which family members of the Participant own more than 50% of the beneficial interests, to foundations in which family members of the Participant or the Participant control the management of assets, to other entities in which more than 50% of the voting interests are owned by family members of the Participant or the Participant and to charitable organizations described in Section 170(c) of the Code.
     The Participant acknowledges that he or she is employed by the Company or a Subsidiary in a capacity that will necessarily allow the Participant access to confidential information regarding the business of the Company and its Subsidiaries. The Participant understands that if he or she becomes engaged in the business of a competitor of the Company or any of its Subsidiaries, it will be inevitable that the Participant will use or disclose such confidential information to or for the benefit of such competitor. Therefore, the Participant agrees that for a period of two years following the date of the Participant’s Retirement, the Participant will not directly or indirectly participate, in any capacity, in the ownership, management, operation or control of, or have any financial interest in, any business which is in competition with any business conducted by the Company or any Subsidiary in the United States or Canada. In the event that the Participant violates any of the noncompetition provisions set forth above, (i) the Participant will promptly notify the Senior Vice President — Human Resources of the Company of such violation; (ii) the unexpired portion of the Appreciation Rights will expire immediately upon the occurrence of such violation; and (iii) in the event that the Participant has exercised or purported to exercise all or any part of the Appreciation Rights on or following the first date of such violation, the Participant will pay to the Company, immediately upon demand, an amount equal to the before-tax gain realized by the Participant upon such exercise(s) or purported exercise(s).
     The Participant hereby accepts and agrees to be bound by all the terms and conditions of the Plan and this Agreement. Any amendment to the Plan will be deemed to be an amendment to this Agreement to the extent that the Plan amendment is applicable hereto; provided, however, that no amendment will adversely affect the rights of the Participant under this Agreement without the Participant’s consent. This Agreement may be executed simultaneously in multiple counterparts, each of which will be deemed an original, but all of which together constitute one and the same instrument.

ACCEPTED:	MICHAELS STORES, INC.

By:

Signature of Participant	Title:

2